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                                                                   EXHIBIT 99.2

                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
               AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK
                                       OF
                              TELULAR CORPORATION


         Telular Corporation (the "COMPANY"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to authority conferred upon the Board of

Directors of the Company by the Certificate of Incorporation, as amended, of the Company, and pursuant to Section 151 of the General Corporation Law of the

State of Delaware, the Board of Directors of the Company at a meeting duly held, adopted resolutions (i) authorizing a series of the Company's previously authorized preferred stock, $.01 par value per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of twenty-one thousand (21,000) shares of Series A Convertible Preferred Stock of the Company, as follows:

                  RESOLVED, that the Company is authorized to issue 21,000 shares of Series A Convertible Preferred Stock (the "SERIES A PREFERRED SHARES"), $.01 par value per share, which shall have the following powers, designations, preferences and other special rights:

                  (1) Dividends. The Series A Preferred Shares shall not bear any dividends.

                  (2) Holder's Conversion of Series A Preferred Shares. A holder of Series A Preferred Shares shall have the right, at such holder's option, to convert the Series A Preferred Shares into shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK"), on the following terms and conditions:

                           (a)      Conversion Right.  Subject to the
         provisions of Sections 2(g), 2(h) and 2(i) below, at any time or times on or after the earlier of (i) the date the Registration Statement (as defined below) is declared effective by the United States Securities and Exchange Commission (the "SEC") and (ii) 120 days after the initial date of issuance of the Series A Preferred Shares (the "SCHEDULED EFFECTIVE DATE"), any holder of Series A Preferred Shares shall be entitled to convert any whole number of Series A Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share in



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         accordance with Section 2(k) below) of Common Stock, at the Conversion
         Rate (as defined below); provided, however, that in no event shall any holder be entitled to convert Series A Preferred Shares in excess of that number of Series A Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Shares with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted Series A Preferred Shares beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

                           (b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of each of the Series A Preferred Shares pursuant to Sections (2)(a), 2(g) and 2(h) shall be determined according to the following formula (the "CONVERSION RATE"):

                (.05)(N/365)(1,000)                     1,000
                -------------------         +           -----
                Average Market Price               Conversion Price
                for the 30 trading days
                preceding conversion

         For purposes of this Certificate of Designations, the following terms shall have the following meanings:

                                    (i)     "CONVERSION PRICE" means, subject
to the provisions of Section 2(j), as of any Conversion Date (as defined below) or other date of determination, the lower of the Fixed Conversion Price and the Floating Conversion Price, each in effect as of such date and subject to adjustment as provided herein;

                                    (ii)    "FIXED CONVERSION PRICE" means 110%
of the Average Market Price for the thirty (30) consecutive trading days ending one trading day prior to the initial date of issuance of the Series A Preferred Shares, subject to adjustment as provided herein;

                                    (iii)   "FLOATING CONVERSION PRICE" means,
as of any date of determination, the amount obtained by multiplying the Conversion Percentage in effect as of such date by the Average Market Price for the Common Stock for the thirty (30) consecutive trading days immediately preceding such date;


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                                    (iv)    "CONVERSION PERCENTAGE" means (A)
eighty-five percent (85%), if the Conversion Date is before October 15, 1999 or
(B) one-hundred percent (100%), if the Conversion Date is on October 15, 1999, subject in each case to adjustment as provided herein;

                                    (v)     "AVERAGE MARKET PRICE" means, with
respect to any security for any period, that price which shall be computed as the weighted average of the Closing Bid Prices (as defined below) for such security for each trading day in such period;

                                    (vi)    "CLOSING BID PRICE" means, for any
security as of any date, the last closing bid price on the Nasdaq National Market System (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("BLOOMBERG"), or, if the Nasdaq-NM is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., the last closing trade price of such security as reported by Bloomberg. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of Series A Preferred Shares. If the Company and the holders of Series A Preferred Shares are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(f)(iii) below with the term "Closing Bid Price" being substituted for the term "Average Market Price." (All such determinations to be appropriately adjusted for any stock dividend, stock, split or other similar transaction during such period).

                                    (vii)   "N" means the number of days from,
but excluding, the Issuance Date through and including the Conversion Date for the Series A Preferred Shares for which conversion is being elected; and

                                    (viii)  "ISSUANCE DATE" means the initial
date of issuance of the Series A Preferred Shares.


                           (c)     Effect of Failure to Obtain and Maintain
Effectiveness of Registration Statement. (i) If the registration statement (the "REGISTRATION STATEMENT") covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Shares and required to be filed by the Company pursuant to the Registration Rights Agreement between the Company and the initial holders of the Series A Preferred Shares (the "REGISTRATION RIGHTS AGREEMENT") is not declared effective by the SEC on or before the Scheduled Effective Date, then each holder of Series A Preferred Shares shall be entitled to the following payments until such time as the Registration Statement is declared effective by the


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SEC (all such payments to be made upon the earlier of the end of the relevant thirty (30) day period and the Registration Statement being declared effective by the SEC):

                                   (A)  during the thirty (30) day period
                  beginning immediately following the Scheduled Effective Date and ending 30 days following the Scheduled Effective Date, that number of shares of Common Stock per Series A Preferred Share each day that equals the product of (I) the quotient of
                  (w) (.01) divided by (x) 30, multiplied by (II) the quotient of (y) 1,000 divided by (z) the Conversion Price.

                                   (B)  during the thirty (30) day period
                  beginning 31 days following the Scheduled Effective Date and ending 60 days following the Scheduled Effective Date, an amount in cash per Series A Preferred Share each day that equal to the product of (I) the quotient of (w) (.02) divided by (x) 30, multiplied by (II) 1,000.

                                   (C)  at the end of each entire consecutive
                  thirty (30) day period beginning 61 days following the Scheduled Effective Date, at the option of the Company, either (I) that number of shares of Common Stock per Series A Preferred Share that equals the quotient of 30 divided by the Conversion Price or (II) an amount in cash per Series A Preferred Share equal to $30.

                                   (ii)  Subject to Section 2(c)(iii) below, if
after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Conversion Percentage and the Fixed Conversion Price shall be adjusted as follows:

                                        (A)      Conversion Percentage.  The
         Conversion Percentage in effect at such time shall be reduced by a number of percentage points equal to the product of (I) 2.5 and (II) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; provided, however, that the maximum aggregate reduction in the Conversion Percentage due to this
         Section 2(c)(ii)(A) shall be fifteen (15) percentage points. (For example, if after the Registration Statement becomes effective, sales could not be made pursuant to the Registration Statement for a period of one and one-half (1 1/2) months, the Conversion Percentage would be eighty-one and one-fourth percent (81.25%) until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) additional months, the Conversion Percentage would then be seventy-six and one-fourth percent (76.25%)); and



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                                        (B)      Fixed Conversion Price.  The
         Fixed Conversion Price in effect at such time shall be reduced by an amount equal to the product of (I) the Fixed Conversion Price multiplied by (II) 2.5 multiplied by (III) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; provided, however, that the maximum aggregate reduction in the Fixed Conversion Price pursuant to this section 2(c)(ii)(B) shall be an amount equal to 15% of the Fixed Conversion Price in effect at such time. (For example, assuming the Fixed Conversion Price is $3.6125, if after the Registration Statement becomes effective, sales could not be made pursuant to the Registration Statement for a period of one and one-half (1 1/2) months, the Fixed Conversion Price would be $3.4771 until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) additional months, the Fixed Conversion Price would then be $3.2965).

                                   (iii)  The adjustments to the Conversion
Percentage and the Fixed Conversion Price set forth in Sections 2(c)(ii)(A) and 2(c)(ii)(B) above shall not apply in the following situations:

                                        (A)      With respect to a holder of
         Series A Preferred Shares, during any period of time when such holder may sell the Conversion Shares issuable upon conversion of such holder's Series A Preferred Shares without restriction pursuant to Rule 144(k) under the 1933 Act.

                                        (B)       For a period of time (a
         "GRACE PERIOD") during which the Company believes that an amendment or supplement to the Registration Statement is necessary to correct an untrue statement of a material fact or omission to state a material fact during such time, provided that: (I) the filing of such amendment or supplement would require the Company to disclose material non-public information concerning the Company, the disclosure of which at the time, in the good faith opinion of the Board of Directors of the Company, is not in the best interest of the Company and, in the opinion of counsel to the Company, is not otherwise required; (II) the Company shall promptly notify the holders of Series A Preferred Shares in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin; (III) the Company shall promptly notify the holders of Series A Preferred Shares in writing of the date on which the Grace Period ends; and (IV) the Grace Period shall not exceed 30 consecutive days and during each consecutive 12 month period following the Scheduled Effective Date, 45 days in the aggregate. For purposes of determining the length of a Grace Period in clause (IV) above, the Grace Period begin on and include the date the holders receive the notice referred to in clause (II) and shall end on and include the date the holders receive the notice referred to in clause (III).

                           (d)     Adjustment to Conversion Price Floors and
Conversion Price -- Dilution and Other Events. In order to prevent dilution of the rights granted under this Certificate of Designations, the Conversion Price Floors (as defined in Section 2(j)) and the


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Conversion Price will be subject to adjustment from time to time as provided in this Section 2(d).

                                   (i)  Adjustment upon Issuance of Common
Stock. If and whenever on or after the date of issuance of the Series A Preferred Shares, the Company issues or sells shares of Common Stock for a consideration per share (the "NEW COMMON STOCK ISSUANCE PRICE") less than either of the Conversion Price Floors in effect immediately prior to such time, then, notwithstanding the provisions of Section 2(j), from and after the time of such issue or sale, the Year 1 Conversion Price Floor and the Year 2 Conversion Price Floor shall be reduced, if necessary, so that they shall not exceed the New Common Stock Issuance Price.

                                   (ii)     Adjustment upon Issuance of
Options. If and whenever on or after the date of issuance of the Series A Preferred Shares, the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock (other than pursuant to an Approved Stock Plan or upon conversion of the Series A Preferred Shares) or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (the "NEW OPTION ISSUANCE PRICE") is less than either of the Conversion Price Floors in effect immediately prior to such time, then, notwithstanding the provisions of Section 2(j), from and after the time of such issue or sale, the Year 1 Conversion Price Floor and the Year 2 Conversion Price Floor shall be reduced, if necessary, so that they shall not exceed the New Option Issuance Price. For purposes of this Section 2(d)(ii), the New Option Issuance Price shall be determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price Floors shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                                   (iii)    Adjustment upon Issuance of
Convertible Securities. If and whenever on or after the date of issuance of the Series A Preferred Shares, the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (the "NEW CONVERTIBLE SECURITY ISSUANCE PRICE") is less than either of the Conversion Price Floors in effect immediately prior to such time, then, notwithstanding the provisions of Section 2(j), from and after the time of such issue or sale, the Year 1 Conversion Price Floor and the Year 2 Conversion Price Floor shall be reduced, if necessary, so that they shall not exceed the New Convertible Security Issuance Price. For the purposes of this Section 2(d)(iii), the "New


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Convertible Security Issuance Price" shall be determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.
No additional adjustment of the Conversion Price Floors shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Fixed Conversion Price had been or are to be made pursuant to other provisions of this Section 2(d), no further adjustment of the Conversion Price Floors shall be made by reason of such issue or sale.

                                   (iv)     Adjustment upon Issuance of
Convertible Securities with Conversion Price Floors. If and whenever on or after the date of issuance of the Series A Preferred Shares, the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities is subject to a minimum price (the "NEW CONVERTIBLE SECURITIES FLOORS") which is less than either of the Conversion Price Floors in effect immediately prior to such time, then, notwithstanding the provisions of
Section 2(j), from and after the time of such issue or sale, the Year 1 Conversion Price Floor and the Year 2 Conversion Price Floor shall be reduced, if necessary, so that they shall not exceed the New Convertible Securities Floors.

                                   (v)      Change in Option Price or Rate of
Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Conversion Price Floors in effect at the time of such change shall be readjusted, effective on and after the date of such change, to the Conversion Price Floors which would have been in effect on the date of such change had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price Floors then in effect.

                                   (vi)     Certain Definitions.  For purposes
of determining the adjustments under this Section 2(d), the following "APPROVED STOCK PLAN" shall mean any contract, plan or agreement which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director, consultant or other service provider of the Company, Wireless Domain, Inc., or any majority-owned subsidiary of the Company.

                                   (vii)    Notwithstanding anything to the
contrary in this Section 2(d), no adjustments to the Conversion Price Floors shall be made pursuant to this Section 2(d) as a result of any issuance by the Company of securities to Wireless Domain, Inc. pursuant to the Stock Purchase Agreement, dated June 28, 1996, by and among the Company and TelePath


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Corporation (a/k/a Wireless Domain, Inc.), or in connection with any Approved
Stock Plan for the benefit of Wireless Domain, Inc.

                                   (viii)  Adjustment of Fixed Conversion Price
and Conversion Price Floors upon Subdivision or Combination of Common Stock.
If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Fixed Conversion Price and the Conversion Price Floors in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Fixed Conversion Price and the Conversion Price Floors in effect immediately prior to such combination will be proportionately increased.

                                   (ix)     Reorganization, Reclassification,
Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, other than cash dividends paid out of retained earnings of the Company generated after April 1, 1997, is referred to herein as "ORGANIC CHANGE." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding) to insure that each of the holders of the Series A Preferred Shares will thereafter have the right to acquire and receive in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Shares, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Shares had such Organic Change not taken place. In any such case, the Company will make appropriate provision (in form and substance satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2(d) and Section 2(e) below will thereafter be applicable to the Series A Preferred Shares (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Fixed Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, if the value so reflected is less than the Fixed Conversion Price in effect immediately prior to such consolidation, merger or sale). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance satisfactory to the holders of a majority of the Series A Preferred Shares then outstanding), the obligation to deliver to each holder of Series A Preferred Shares such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "PERSON" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.


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




                               (X)      Certain Events.  If any event
occurs of the type contemplated by the provisions of this Section 2(d) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price and the Conversion Price Floors so as to protect the rights of the holders of the Series A Preferred Shares; provided that no such adjustment will increase the Conversion Price and the Conversion Price Floors as otherwise determined pursuant to this Section 2(d).

                               (vi)     Notices.

                                        (A)      Immediately upon any
         adjustment of the Conversion Price Floors or the Conversion Price, the Company will give written notice thereof to each holder of Series A Preferred Shares, setting forth in reasonable detail and certifying the calculation of such adjustment.

                                        (B)      The Company will give written
         notice to each holder of Series A Preferred Shares at least twenty
         (20) days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation; provided that in no event shall such notice be provided to such holder prior to such information being made known to the public.

                                        (C)      The Company will also give
         written notice to each holder of Series A Preferred Shares at least twenty (20) days prior to the date on which any Organic Change, dissolution or liquidation will take place.

                         (e)   Intentionally omitted.

                         (f)   Mechanics of Conversion.  Subject to the
Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 5 below:

                               (i)      Holder's Delivery Requirements.  To
         convert Series A Preferred Shares into full shares of Common Stock on any date (the "CONVERSION DATE"), the holder thereof shall (A) deliver or transmit by facsimile, for receipt on or prior to 11:59 p.m., Central Time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "CONVERSION NOTICE"), to the Company or its designated transfer agent (the "TRANSFER AGENT"), and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original certificates representing the Series A Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES") and the originally executed Conversion Notice.



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



                                   (ii)     Company's Response.  Upon receipt
         by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Upon receipt by the Company or the Transfer Agent of the Preferred Stock Certificates to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Company or the Transfer Agent (as applicable) shall, on the next business day following the date of receipt (or the second business day following the date of receipt if received after 11:00 a.m. local time of the Company or Transfer Agent, as applicable), (I) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, including the number of shares of Common Stock constituting the Additional Amount if the Company elects to pay the Additional Amount in Common Stock or (II) credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company.

                                   (iii)    Dispute Resolution.  In the case of
         a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Conversion Rate, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) business day of receipt of such holder's Conversion Notice. If such holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Conversion Rate within one (1) business day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Conversion Rate to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than fortyeight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

                                   (iv)     Record Holder.  The person or
         persons entitled to receive the shares of Common Stock issuable upon a conversion of Series A Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

                                   (v)      Company's Failure to Timely
         Convert. If the Company shall fail (other than as a result of the situations described in Section 5(a) with respect to which the holder has elected, and the Company has satisfied its obligations under, one of the options set forth in subparagraphs (i) through (iv) of Section 5(a)) to issue to a holder on a timely basis as described in this
         Section 2(f), a certificate for the number of shares of Common Stock to which such holder is entitled upon such holder's conversion of Series A Preferred Shares, the Company shall pay damages to such holder equal to the greater of (A) actual damages incurred by such holder as a result of such holder's needing to "buy in" shares of Common Stock to satisfy its securities delivery requirements ("BUY IN ACTUAL DAMAGES") and (B) if the Company fails to deliver such certificates within four days after the last possible date which the Company could have issued such Common Stock to such holder without violating this Section 2(f), on each date such conversion is not timely effected in an amount equal to 0.5% of the product of (A) the number of shares of Common Stock not issued to the holder on a timely basis and to which such holder is entitled and (B) the Closing Bid Price of the Common Stock on the last possible date which the Company could have issued such Common Stock to such holder without violating this Section 2(f).

                           (g) Mandatory Conversion. Subject to the Company's right to redeem Series A Preferred Shares pursuant to
         Section 4, if any Series A Preferred Shares remain outstanding on the Mandatory Conversion Date (as defined below), then all such Series A Preferred Shares shall be converted as of such date in accordance with this Section 2 as if the holders of such Series A Preferred Shares had given the Conversion Notice on the Mandatory Conversion Date, and the Conversion Date had been fixed as of the Mandatory Conversion Date, for all purposes of this Section 2, and all holders of Series A Preferred Shares shall thereupon and with two (2) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company or the Transfer Agent. No person shall thereafter have any rights in respect of Series A Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2. "MANDATORY CONVERSION DATE" means (i) April 15, 1999, if the Conversion Price is greater than $2.00 on April 15, 1999 or (ii) October 15, 1999, if the Conversion Price is less than or equal to $2.00 on April 15, 1999.

                           (h) Conversion at the Option of the Company. At any time or times (x) on or after the earlier of (i) one (1) year after the Issuance Date and (ii) six (6) months after the date the Registration Statement is declared effective by the SEC, but (y) before April 15, 1999, the Company shall have the right, in its sole discretion, to require that any or all of the outstanding Series A Preferred Shares be converted ("CONVERSION AT COMPANY'S ELECTION") at the Conversion Rate; provided that (A) the Company shall first provide each holder of Series A Preferred Shares written notice ("NOTICE OF CONVERSION AT COMPANY'S ELECTION") at least fifteen (15) days prior to the date selected by the Company for conversion ("COMPANY'S ELECTION CONVERSION DATE") and (B) if Conversion at Company's Election occurs on or prior to April 15, 1999, the Average Market Price for the Common Stock for the thirty (30) consecutive trading days immediately preceding Company's Election Conversion Date must be at least $10. If the Company elects to require conversion of some, but not all, of the Series A Preferred Shares, the Company shall redeem an amount from each holder of Series A Preferred Shares equal to such holder's pro-rata amount (based on the number of Series A Preferred Shares held by such holder relative to the number of Series A Preferred Shares outstanding on Company's Election Conversion Date) of all Series A Preferred Shares the Company is requiring to be converted. The Notice of Conversion at Company's Election shall indicate (x) the number of Series A Preferred Shares the Company has selected for conversion, (y) the Company's Election Conversion Date, which date shall be not less than fifteen (15) or more than thirty
         (30) days after each holder's receipt of such notice, and (z) each holder's pro-rata share of outstanding Series A Preferred Shares. All Series A Preferred Shares selected for conversion in accordance with the provision of this Section 2(h) shall be converted as of the Company's Election Conversion Date in accordance with this Section 2 as if the holders of such Series A Preferred Shares had given the Conversion Notice on the Company's Election Conversion Date, and the Conversion Date had been fixed as of the Company's Election Conversion Date, for all purposes of this Section 2, and all holders of Series A Preferred Shares shall thereupon and within two (2) business days the Company's Election Conversion Date surrender all Preferred Stock Certificates selected for conversion, duly endorsed for cancellation, to the Company or the Transfer Agent. Notwithstanding the above, any holder of Series A Preferred Shares may convert such shares (including Series A Preferred Shares selected for conversion) into Common Stock pursuant to Section 2(a) (and without regard to the conversion limitations set forth in Section 2(i)) on or prior to the date immediately preceding the Company's Election Conversion Date.

                           (i) Conversion Restriction. Other than a conversion pursuant to Section 2(g) or 2(h), the right of a holder of Series A Preferred Shares to convert Series A Preferred Shares pursuant to this Section 2 more than thirty (30) days prior to the Mandatory Conversion Date shall be limited as set forth below.
         Without the prior consent of the Company, a holder of Series A Preferred Shares shall not be entitled to convert any of such holder's Series A Preferred Shares pursuant to Section 2(a) if during the preceding ninety (90) days such holder has delivered four (4) Conversion Notices with respect to which the Company has made a timely delivery of Conversion Shares (each a "CONVERSION EVENT"). The Company shall not consent to a holder's exceeding the foregoing limitation on Conversion Events, unless it concurrently delivers notice to all other holders of Series A Preferred Shares similarly consenting to such other holders exceeding such limitation. In addition, a holder of Series A Preferred Shares shall not be entitled to convert Series A Preferred Shares at any one time pursuant to a single Conversion Notice into Conversion Shares in excess of that number of shares equal to the average weekly trading volume (as reported by Bloomberg) for the four (4) consecutive weeks ending on the date immediately preceding the Conversion Date. For purposes of the restriction on the number of Conversion Events set forth above, the Conversion Events of holders which are Affiliates (as defined below) shall be aggregated; provided that if holders which are Affiliates deliver Conversion Notices on the same day, then such Conversion Events shall constitute only one Conversion Event. For purposes of this Section 2(i), "AFFILIATE" means, with respect to a holder, a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such holder. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

                           (j)     Conversion Price Restrictions.
         Notwithstanding the determination of the Conversion Price set forth in
         Section 2(b), the Conversion Price shall be subject to the following restrictions:

                                   (i)      Prior to the 365th day following
                  the Issuance Date, the Conversion Price shall not be less than $5.00, provided, however, that if the Average Market Price for the Common Stock for the 80 consecutive trading days ending the date immediately preceding the Conversion Date is less than $5.00, then the Conversion Price shall not be less than the greater of (A) $3.00 and (B) the product of the Conversion Percentage in effect as of such date multiplied by the Average Market Price for the 80 consecutive trading days ending the date immediately preceding the Conversion Date (the "YEAR 1 CONVERSION PRICE FLOOR").

                                   (ii)     During the period beginning on the
                  366th day following the Issuance Date and ending on the Mandatory Conversion Date, the Conversion Price shall not be less than $4.00, provided, however, that if the Average Market Price for the Common Stock for the 80 consecutive trading days ending the date immediately preceding the Conversion Date is less than $4.00, then the Conversion Price shall not be less than the greater of (A) $2.00 and (B) the product of the Conversion Percentage in effect as of such date multiplied by the Average Market Price for the 80 consecutive trading days ending the date immediately preceding the Conversion Date (the "YEAR 2 CONVERSION PRICE FLOOR" and, collectively with the Year 1 Conversion Price Floor, the "CONVERSION PRICE FLOORS").

                           (k) Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion.
         All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Series A Preferred Share by a holder thereof (including shares of Common Stock issuable in connection with the payment of an Additional Amount, if the Company elects to pay such Additional Amount in Common Stock) shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

                           (l) Taxes. The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series A Preferred Shares.

                  (3)      Redemption at Option of Holders.

                           (a)     Redemption Option Upon Major Transaction.
         In addition to all other rights of the holders of Series A Preferred Shares contained herein, after a Major Transaction (as defined below), each holder of Series A Preferred Shares shall have the right in accordance with Section 3(e), at such holder's option, to require the Company to redeem all or a portion of such holder's Series A Preferred Shares at a price per Series A Preferred Share equal to greater of (i) $1,250 and (ii) the product of (A) the Conversion Rate at such time and (B) the Closing Bid Price on the date of the public announcement of such Major Transaction or the next date on which the exchange or market on which the Common Stock is traded is open if such public announcement is made (X) after 12:00 p.m., Central Time, time on such date or (Y) on a date on which the exchange or market on which the Common Stock is traded is closed ("Major Transaction Redemption Price").

                           (b) Redemption Option Upon Triggering Event. In addition to all other rights of the holders of Series A Preferred Shares contained herein, after a Triggering Event (as defined below), each holder of Series A Preferred Shares shall have the right in accordance with Section 3(f), at such holder's option, to require the Company to redeem all or a portion of such holder's Series A Preferred Shares at a price per Series A Preferred Share equal to the greater of
         (i) $1,250 and (ii) the product of (A) the Conversion Rate at such time and (B) the Closing Bid Price calculated as of the date immediately preceding such Triggering Event on which the exchange or market on which the Common Stock is traded is open ("Triggering Event Redemption Price" and, collectively with "Major Transaction Redemption Price," the "Redemption Price").

                           (c) "Major Transaction". A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

                                   (i)      the consolidation or merger of the
         Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or pursuant to a merger after which the holders of the Company's outstanding capital stock immediately prior to the merger own a number of shares of the resulting company's outstanding capital stock sufficient to elect a majority of the resulting company's board of directors);

                                   (ii)     the sale or transfer of
         substantially all of the Company's assets; or

                                   (iii)    a purchase, tender or exchange
         offer for more than 50% of the outstanding shares of Common Stock is made and accepted by the holders thereof.

                           (d) "Triggering Event". A "Triggering Event" shall be deemed to have occurred at such time as any of the following events:

                                   (i)      notice from the Company that Common
         Stock issued or issuable upon conversion of the Shares A Preferred Shares cannot be sold under the Registration Statement, for any period of 45 consecutive days that is (A) after the date the Registration Statement has been declared effective by the SEC and (B) prior to the time that the Conversion Shares may be sold without limitation in accordance with Rule 144(k) under the 1933 Act;

                                   (i)      the failure of the Common Stock to
         be listed on the Nasdaq National Market System, The New York Stock Exchange, Inc. or AMEX for a period of 15 consecutive days (provided that such failure shall not constitute a Triggering Event if caused by holders of Series A Preferred Shares pursuant to Section 3(g) below); or

                                   (ii)     the Company's notice to any holder
         of Series A Preferred Shares, including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of any Series A Preferred Shares into shares of Common Stock, including due to any of the reasons set forth in Section 5(a) below, except in any case in which the basis for such intention by the Company is a bona fide dispute as to the right of such holder to such conversion.

                           (e) Mechanics of Redemption at Option of Buyer Upon Major Transaction. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Major Transaction") to each holder of Series A Preferred Shares. The holders of at least two-thirds (2/3) of the Series A Preferred Shares then outstanding may require the Company to redeem all of the holder's Series A Preferred Shares then outstanding by delivering written notice thereof via facsimile within seven days after receipt of a Notice of Major Transaction, and followed the next day by overnight courier, ("Notice of Redemption at Option of Buyer Upon Major Transaction") to the Company, which Notice of Redemption at Option of Buyer Upon Major Transaction shall indicate
         (i) the number of Series A Preferred Shares that such holders are voting in favor of redemption and (ii) the applicable Redemption Consideration, as calculated pursuant to Section 3(a) above.

                           (f) Mechanics of Redemption at Option of Buyer Upon Triggering Event. Within one (1) day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to each holder of Series A Preferred Shares. At any time after receipt of a Notice of Triggering Event, but only for as long as the facts giving rise to the Triggering Event continue to exist, the holders of at least two-thirds (2/3) of the Series A Preferred Shares then outstanding may require the Company to redeem all of the Series A Preferred Shares by delivering written notice thereof via facsimile and overnight courier ("Notice of Redemption at Option of Buyer Upon Triggering Event") to the Company, which Notice of Redemption at Option of Buyer Upon Triggering Event shall indicate (i) the number of Series A Preferred Shares that such holders are voting in favor of redemption and (ii) the applicable Optional Redemption Price, as calculated pursuant to Section 3(b) above.

                           (g) Payment of Redemption Price. Upon the Company's receipt of a Notice(s) of Redemption at Option of Buyer Upon Major Transaction or a Notice(s) of Redemption at Option of Buyer Upon Triggering Event, as the case may be, from the holders of at least two-thirds (2/3) of the Series A Preferred Shares then outstanding, the Company shall immediately notify each holder by facsimile of the Company's receipt of such requisite notices necessary to affect a redemption and each holder of Series A Preferred Shares shall thereafter promptly send such holder's Preferred Stock Certificates to be redeemed to the Company or its Transfer Agent. The Company shall deliver the applicable Redemption Consideration or Optional Redemption Price, as the case may be, to such holder within thirty (30) days after the Company's receipt of the requisite notices required to affect a redemption; provided that a holder's Preferred Stock Certificates shall have been so delivered to the Company or its Transfer Agent; provided further that if the Company is unable to redeem all of the Series A Preferred Shares, the Company shall redeem an amount from each holder of Series A Preferred Shares equal to such holder's pro-rata amount (based on the number of Series A Preferred Shares held by such holder relative to the number of Series A Preferred Shares outstanding) of all Series A Preferred Shares being redeemed. If the Company shall fail to redeem all of the Series A Preferred Shares submitted for redemption (other than pursuant to a dispute as to the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Shares may have under this Certificate of Designations and the Securities Purchase Agreement between the Company and the initial holders of the Series A Preferred Shares (the "SECURITIES PURCHASE AGREEMENT"), the applicable Redemption Consideration or Optional Redemption Price payable in respect of such unredeemed Series A Preferred Shares shall bear interest at the rate of 1.0% per month (prorated for partial months) for the first 60 days and thereafter 2.5% per month (prorated for partial months) until paid in full. Until the Company pays such unpaid applicable Redemption Consideration or Optional Redemption Price in full to each holder, holders of at least two-thirds (2/3) of the Series A Preferred Shares then outstanding, including shares of Series A Preferred Shares submitted for redemption pursuant to this
         Section 3 and for which the applicable Redemption Consideration or Optional Redemption Price has not been paid, shall have the option (the "Void Optional Redemption Option") to, in lieu of redemption, require the Company to promptly return to each holder all of the Series A Preferred Shares that were submitted for redemption by such holder under this Section 3 and for which the applicable Redemption Consideration or Optional Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the "Void Optional Redemption Notice"). Upon the Company's receipt of such Void Optional Redemption Notice(s) and prior to payment of the full applicable Redemption Consideration or Optional Redemption Price to each holder, (i) the Notice(s) of Redemption at Option of Buyer Upon Triggering Event or the Notice(s) of Redemption at Option of Buyer Upon Major Transaction, as the case may be, shall be null and void with respect to those Series A Preferred Shares submitted for redemption and for which the applicable Redemption Consideration or Optional Redemption Price has not been paid, (ii) the Company shall immediately return any Series A Preferred Shares submitted to the Company by each holder for redemption under this Section 3(i) and for which the applicable Redemption Consideration or Optional Redemption Price has not been paid, (iii) the Fixed Conversion Price of such returned Series A Preferred Shares shall be adjusted to the lesser of
         (A) the Fixed Conversion Price as in effect on the date on which the Void Optional Redemption Notice(s) is delivered to the Company and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Redemption of Option of Buyer Upon Major Transaction or the Notice(s) of Redemption at Option of Buyer Upon Triggering event, as the case may be, is delivered to the

         Company and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company; provided that no adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect, and (iv) the Conversion Percentage in effect at such time shall be reduced by a number of percentage points equal to the product of (A) two and one-half (2.5) and (B) the number of months (prorated for partial months) in the period beginning on the date on which the Notice(s) of Redemption at Option of Buyer Upon Major Transaction or the Notice(s) of Redemption at Option of Buyer Upon Triggering Event, as the case may be, is delivered to the Company and ending on the date on which the Void Optional Redemption Notice(s) is delivered to the Company. Notwithstanding the foregoing, in the event of a dispute as to the determination of the Closing Bid Price or the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to
         Section 2(f)(iii) above with the term "Closing Bid Price" being substituted for the term "Average Market Price" and the term "Redemption Price" being substituted for the term "Conversion Rate". Payments provided for in this Section 3 shall have priority to payments to other stockholders in connection with a Major Transaction.

                  (4) Company's Right to Redeem at Its Election. Notwithstanding Section 2(g) or anything herein to the contrary but subject to Section 4(d) below, if, on April 15, 1999 the Conversion Price is less than or equal to $2.00, the Company shall have the right, in its sole discretion, to redeem ("REDEMPTION AT THE COMPANY'S ELECTION"), from time to time, any or all of the Series A Preferred Shares at the Redemption Price at the Company's Election (as defined below). If the Company elects to redeem some, but not all, of the Series A Preferred Shares, the Company shall redeem an amount from each holder of Series A Preferred Shares equal to such holder's pro-rata amount (based on the number of Series A Preferred Shares held by such holder relative to the number of Series A Preferred Shares outstanding) of all Series A Preferred Shares being redeemed.

                           (a) Redemption Price at the Company's Election. The "REDEMPTION PRICE AT THE COMPANY'S ELECTION" shall be an amount per Series A Preferred Share equal to the product of (i) 1.2 multiplied by (ii) the sum of (A) (.05)(P/365)(1,000) plus (B) 1,000;
         where "P" means the number of days from, but excluding, the Issuance Date through and including the Date of Redemption at the Company's Election (as defined in Section 4(b)).

                           (b) Mechanics of Redemption at the Company's Election. The Company shall effect each such redemption no sooner than thirty (30) days after delivering written notice of its Redemption at the Company's Election via facsimile and overnight courier ("NOTICE OF REDEMPTION AT THE COMPANY'S ELECTION") to (i) each holder of the Series A Preferred Shares and (ii) the Transfer Agent. Such Notice of Redemption at the Company's Election shall indicate (A) the number of shares of Series A Preferred Shares that have been selected for redemption, (B) the date that such redemption is to become effective (the "DATE OF REDEMPTION AT THE COMPANY'S ELECTION") and (C) the applicable Redemption Price at the Company's Election. Notwithstanding the above, any holder may convert into Common Stock pursuant to Section (2)(a) above, on or prior to the date immediately preceding the Date of

         Redemption at the Company's Election, any Series A Preferred Shares that such holder is otherwise entitled to convert (and, after such holder's receipt of the Notice of Redemption at the Company's Election, without regard to the conversion limitations set forth in
         Section 2(i)), including Series A Preferred Shares that have been selected for Redemption at the Company's Election pursuant to this
         Section 4.

                           (c) Payment of Redemption Price. Each holder submitting Series A Preferred Shares being redeemed under this Section 4 shall send such holder's Preferred Stock Certificates so redeemed to the Company or its Transfer Agent within five (5) business days after the Date of Redemption at the Company's Election, and the Company shall pay the applicable Redemption Price at the Company's Election to that holder in cash within three (3) business days after such holder's Preferred Stock Certificates are delivered to the Company or its Transfer Agent. If the Company shall fail to pay the applicable Redemption Price at the Company's Election to such holder on a timely basis as described in this Section 4(c), in addition to any remedy such holder of Series A Preferred Shares may have under this Certificate of Designations and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of 1.0% per month (prorated for partial months) for the first 60 days and thereafter 2.5% per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, if the Company fails to pay the applicable Redemption Price at the Company's Election to a holder within the time period described in this Section 4 due to a dispute as to the arithmetic calculation of the Redemption Price at the Company's Election, such dispute shall be resolved pursuant to Section 2(f)(iii) above with the term "Redemption Price at the Company's Election" being substituted for the term "Conversion Rate."

                           (d) Company Must Have Immediately Available Funds or Credit Facilities. The Company shall not be entitled to send any Notice of Redemption at the Company's Election pursuant to Section 4(b) above and begin the redemption procedure under this Section 4, unless it has:

                                   (i)  the full amount of the Redemption Price
         at the Company's Election in cash, available in a demand or other immediately available account in a bank or similar financial institution;

                                   (ii) credit facilities, with a bank or
         similar financial institutions that are immediately available and unrestricted for use in redeeming the Series A Preferred Shares, in the full amount of the Redemption Price at the Company's Election;

                                   (iii)a written agreement with a standby
         underwriter or qualified buyer ready, willing and able to purchase from the Company a sufficient number of shares of stock to provide proceeds necessary to redeem any stock that is not converted prior to a Redemption at the Company's Election; or

                                   (iv) a combination of the items set forth
         in the preceding clauses (i), (ii) and (iii), aggregating the full amount of the Redemption Price at the Company's Election.

                  (5)      Inability to Fully Convert.

                           (a) Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company can not issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Company (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its Securities, including without limitation the Nasdaq Cap (as defined in Section
         12), from issuing all of the Common Stock which is to be issued to a holder of Series A Preferred Shares pursuant to a Conversion Notice or
         (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with such holder's Conversion Notice and pursuant to Section 2(f) above and, with respect to the unconverted Series A Preferred Shares, the holder, solely at such holder's option, can elect to (unless the Company issues and delivers the Conversion Shares underlying the unconverted Series A Preferred Shares prior to the holder's election hereunder, in which case such holder shall only be entitled to receive Buy In Actual Damages under Section 2(f)(v)):

                                   (i)  require the Company to redeem from such
         holder those Series A Preferred Shares for which the Company is unable to issue Common Stock in accordance with such holder's Conversion Notice ("MANDATORY REDEMPTION") at a price per Series A Preferred Share (the "MANDATORY REDEMPTION PRICE") equal to the Triggering Event Redemption Price as of such Conversion Date;

                                   (ii) if the Company's inability to fully
         convert Series A Preferred Shares is pursuant to Section 5(a)(z) above, require the Company to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to
         Section 2(f) above;

                                   (iii)void its Conversion Notice and retain
         or have returned, as the case may be, the nonconverted Series A Preferred Shares that were to be converted pursuant to such holder's Conversion Notice; or

                                   (iv) if the Company's inability to fully
         convert Series A Preferred Shares is pursuant to the Nasdaq Cap described in Section 5(a)(y) above, require the Company to issue shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 2(f) above at a Conversion Price equal to the Average Market Price of the Common Stock for the five (5) consecutive trading days preceding such holder's Notice in Response to Inability to Convert (as defined below).

                           (b) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to a holder of Series A Preferred Shares, upon receipt of a facsimile copy of a Conversion Notice from such holder which cannot be fully satisfied as described in Section 5(a) above, a notice of the Company's inability to fully satisfy such holder's Conversion Notice (the "INABILITY TO FULLY CONVERT NOTICE"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such holder's Conversion Notice, (ii) the number of Series A Preferred Shares which cannot be converted and (iii) the applicable Mandatory Redemption Price. Such holder must within five
         (5) business days of receipt of such Inability to Fully Convert Notice deliver written notice via facsimile to the Company ("NOTICE IN RESPONSE TO INABILITY TO CONVERT") of its election pursuant to Section 5(a) above.

                           (c)     Payment of Redemption Price.        If such
         holder shall elect to have its shares redeemed pursuant to Section 5(a)(i) above, the Company shall pay the Mandatory Redemption Price in cash to such holder within thirty (30) days of the Company's receipt of the holder's Notice in Response to Inability to Convert. If the Company shall fail to pay the applicable Mandatory Redemption Price to such holder on a timely basis as described in this Section 5(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Redemption Price), in addition to any remedy such holder of Series A Preferred Shares may have under this Certificate of Designations and the Securities Purchase Agreement, such unpaid amount shall bear interest at the rate of 1.0% per month (prorated for partial months) for the first 60 days and thereafter 2.5% per month (prorated for partial months) until paid in full. Until the full Mandatory Redemption Price is paid in full to such holder, such holder may void the Mandatory Redemption with respect to those Series A Preferred Shares for which the full Mandatory Redemption Price has not been paid and receive back such Series A Preferred Shares. Notwithstanding the foregoing, if the Company fails to pay the applicable Mandatory Redemption Price within such thirty (30) days time period due to a dispute as to the determination of the arithmetic calculation of the Redemption Rate, such dispute shall be resolved pursuant to Section 2(f)(iii) above with the term "Redemption Price" being substituted for the term "Conversion Rate".

                           (d)     Pro-rata Conversion and Redemption.   In the
         event the Company receives a Conversion Notice from more than one holder of Series A Preferred Shares on the same day and the Company can convert and redeem some, but not all, of the Series A Preferred Shares pursuant to this Section 5, the Company shall convert and redeem from each holder of Series A Preferred Shares electing to have Series A Preferred Shares converted and redeemed at such time an amount equal to such holder's pro-rata amount (based on the number of Series A Preferred Shares held by such holder relative to the number of Series A Preferred Shares outstanding) of all Series A Preferred Shares being converted and redeemed at such time.

                  (6) Reissuance of Certificates. In the event of a conversion or redemption pursuant to this Certificate of Designations of less than all of the Series A Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Series A Preferred Shares a preferred stock certificate representing the remaining Series A Preferred Shares which have not been so converted or redeemed.

                  (7) Reservation of Shares. The Company shall, so long as any of the Series A Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series A Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 150% of the number of shares of Common Stock for which the Series A Preferred Shares are at any time convertible; provided further that such shares of Common Stock so reserved shall be allocated for issuance upon conversion of Series A Preferred Shares pro rata among the holders of Series A Preferred Shares based on the number of Series A Preferred Shares held by such holder relative to the total number of authorized Series A Preferred Shares.

                  (8) Voting Rights. Holders of Series A Preferred Shares shall have no voting rights, except as required by law, including but not limited to the General Corporation Law of the State of Delaware, and as expressly provided in this Certificate of Designations.

                  (9) Liquidation, Dissolution, Winding-Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series A Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Series A Preferred Share equal to the sum of (i) $1,000 and (ii) an amount equal to the product of (.05) (N/365) ($1,000) (such sum being referred to as the "LIQUIDATION VALUE"); provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series A Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series A Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series A Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Designations, Preferences and Rights, as a percentage of the full amount of Preferred Funds payable to all holders of Series A Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series A Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

                  (10) Preferred Rank. All shares of Common Stock shall be of junior rank to all Series A Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Series A Preferred Shares. As long as at least one-third (1/3) of the Series A Preferred Shares initially issued remain outstanding, then without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Series A Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior rank to the Series A Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company, other than in connection with vendor financing or financing associated with sales of the Company's products). Without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Series A Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Certificate of Incorporation or bylaws, or file any resolution of the board of directors of the Company with the Delaware Secretary of State containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the holders of the Series A Preferred Shares relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company with or into another corporation, the Series A Preferred Shares shall maintain their relative powers, designations and preferences provided for herein and no merger shall result inconsistent therewith.

                  (11) Restriction on Redemption and Cash Dividends with respect to Other Capital Stock. Until all of the Series A Preferred Shares have been converted or redeemed as provided herein, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend (other than cash dividends paid out of retained earnings of the Company generated after April 1, 1997) or distribution on, its Common Stock without the prior express written consent of the holders of not less than two-thirds (2/3) of the then outstanding Series A Preferred Shares.

                  (12)     Limitation on Number of Conversion Shares.   The
         Company shall not be obligated to issue, in the aggregate, more than 6,310,700 shares of Common Stock (such amount to be proportionately and equitably adjusted from time to time in the event of stock splits, stock dividends, combinations, reverse stock splits, reclassification, capital reorganizations and similar events relating to the Common Stock) (the "NASDAQ CAP") upon conversion of the Series A Preferred Shares, if issuance of a larger number of shares of Common Stock would constitute a breach of the Company's obligations under the rules or regulations of The Nasdaq Stock Market, Inc. or any other principal securities exchange or market upon which the Common Stock becomes traded. The Nasdaq Cap shall be allocated among the Series A Preferred Shares pro rata based on the total number of authorized Series A Preferred Shares.

                  (13) Vote to Change the Terms of Series A Preferred Shares. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting, of the holders of not less than two-thirds (2/3) of the then outstanding Series A Preferred

         Shares, shall be required for any change to this Certificate of Designations or the Company's Certificate of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series A Preferred Shares.

                  (14) Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series A Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the holder contemporaneously requests the Company to convert such Series A Preferred Shares into Common Stock.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Kenneth E. Millard, its President and Chief Executive Officer, as of the 16th day of April 1997.

                                        TELULAR CORPORATION


                                        By:   /s/ KENNETH E. MILLARD
                                              ------------------------------
                                        Name: Kenneth E. Millard
                                        Its:  President and Chief Executive
                                              Officer

                                   EXHIBIT I

                              TELULAR CORPORATION
                               CONVERSION NOTICE


Reference is made to the Certificate of Designations, Preferences and Rights of Telular Corporation (the "CERTIFICATE OF DESIGNATIONS"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, $.01 par value per share (the "SERIES A PREFERRED SHARES"), of Telular Corporation, a Delaware corporation (the "COMPANY"), indicated below into shares of Common Stock, $.01 par value per share (the "COMMON STOCK"), of the Company, by tendering the stock certificate(s) representing the share(s) of Series A Preferred Shares specified below as of the date specified below. The undersigned represents and warrants that as of the date of this notice the undersigned is in compliance with Section 4(i) of the Securities Purchase Agreement among the Company and the Buyers named therein.

             Date of Conversion:
                                                 ------------------------------

             Number of Series A
             Preferred Shares to be converted:
                                                 ------------------------------

             Stock certificate no(s). of Series A
             Preferred Shares to be converted:
                                                 ------------------------------

        Please confirm the following information:

             Conversion Price:
                                                 ------------------------------

             Number of shares of Common Stock
             to be issued:
                                                 ------------------------------

             Additional Amount:
                                                 ------------------------------

Please issue the Common Stock and, if applicable, any check drawn on an account of the Company into which the Series A Preferred Shares are being converted in the following name and to the following address:

             Issue to:
                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------
                                                 ------------------------------
             Facsimile number:
                                                 ------------------------------

             Authorization:
                                                 ------------------------------
                                                 By:
                                                    ---------------------------
                                                 Title:
                                                       ------------------------
             Dated:
                                                 ------------------------------